==============================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|
                             ----------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                       13-5160382
(State of incorporation                        (I.R.S. employer
if not a U.S. national bank)                   identification no.)

One Wall Street, New York, N.Y.                10286
(Address of principal executive offices)       (Zip code)
                             ----------------------

                       CABOT INDUSTRIAL PROPERTIES, L.P.
              (Exact name of obligor as specified in its charter)

Delaware                                       04-3397874
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                             CABOT INDUSTRIAL TRUST
              (Exact name of obligor as specified in its charter)

Maryland                                       04-3397866
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

Two Center Plaza, Suite 200
Boston, Massachusetts                          02108
(Address of principal executive offices)       (Zip code)
                                 _____________

                                Debt Securities
                      (Title of the indenture securities)

========================================================================